Exhibit 99.1

CONTACTS:	Media Contact:	Investor/Financial Analyst Contact:
	Jeff Nessler	Ed Eiland
	Internet Security Systems	Internet Security Systems
	404-236-3026	404-236-4053
	jnessler@iss.net	eeiland@iss.net

Internet Security Systems Reports Fourth Quarter and Annual 2004 Results;

Also Provides 2005 Business Outlook

ATLANTA— January 31, 2005 — Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX), a leading global provider of preemptive enterprise security solutions, today announced financial results for the fourth quarter and fiscal year ended December 31, 2004. Additionally, the Company is providing its business outlook for the first quarter ending March 31, 2005 and for the full 2005 year.

Fourth Quarter and Annual 2004 Revenues

Revenues were $80,556,000 for the fourth quarter of 2004 compared with fourth quarter 2003 revenues of $67,116,000. Revenues for the year ended December 31, 2004 were $289,893,000 compared with $245,781,000 for the year ended December 31, 2003.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the fourth quarter of 2004 was $9,202,000, or $0.19 per diluted share, compared to $4,449,000, or $0.09 per diluted share, in the fourth quarter of 2003. Reported net income for the year ended December 31, 2004 was $26,293,000, or $0.54 per diluted share, compared to $19,737,000, or $0.39 per diluted share, for the year ended December 31, 2003.

Non-GAAP Earnings

Non-GAAP net income for all periods in 2004 and 2003 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options.

Non-GAAP net income for the fourth quarter of 2004 was $10,356,000, or $0.22 per diluted share, compared to $5,313,000, or $0.11 per diluted share, in the fourth quarter of 2003.

Non-GAAP net income for the year ended December 31, 2004 was $30,866,000, or $0.64 per diluted share, compared to $23,669,000, or $0.47 per diluted share, for the year ended December 31, 2003.

“2004 was a banner year for ISS as evidenced by the surging demand in our Proventia Enterprise Security Platform,” said Tom Noonan, president and chief executive officer of ISS. “We successfully executed on our plan to deliver a comprehensive security platform, invested in leading edge technologies, developed innovative products and reorganized our sales model to address broader market demand– all of which resulted in a record year of revenue and profits.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release. The GAAP net income per diluted share amounts and non-GAAP net income per diluted share amounts also do not include the impact of expensing stock options which is scheduled to begin the second half of 2005. ISS is currently evaluating methods available to determine such expense, as well as the expected level of options that may be granted under stock option programs. We anticipate providing such impact after the end of the first quarter.

During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ quiet period for the first quarter of 2005, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company’s press releases and filings with the SEC on Forms 10-K and 10-Q should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS’ quiet period at the end of the first quarter is expected to run from March 15, 2005 until financial results are released in April 2005.

This business outlook assumes that the enterprise spending environment remains consistent with ISS’ experience in 2004. This business outlook also assumes that the competitive landscape will not change significantly during 2005, recognizing that there will continue to be competitive alternatives to our product offerings.

For the year ending December 31, 2005, ISS currently expects to achieve revenues in the range of $325,000,000 to $335,000,000. GAAP net income is expected to be in the range of $0.69 to $0.75 per diluted share. Non-GAAP net income is expected to be in the range of $0.79 to $0.85 per diluted share.

For the quarter ending March 31, 2005, ISS currently expects to achieve revenues in the range of $75,000,000 to $79,000,000. GAAP net income is expected to be in the range of $0.14 to $0.17 per diluted share.Non-GAAP net income is expected to be in the range of $0.17 to $0.19 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1,150,000 for the quarter ending March 31, 2005 and $4,600,000 for the year ending December 31, 2005.

Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the tables contained in the Consolidated Statements of Operations and the Business Outlook Reconciliation included with this press release. Reconciliation information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Monday, January 31, 2005 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME: Monday, January 31, 2005 at 4:30 p.m. EDT

DIAL IN:	Domestic	1-866-800-8651
	International	617-614-2704
	Pass code	ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through February 7, 2005.

REBROADCAST DIAL IN:	Domestic	888-286-8010
	International	617-801-6888
	Pass code	42747703

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888-901-7477.

About Internet Security Systems, Inc.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

# # #

Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook—specifically, our revenue and GAAP and non-GAAP net income estimates for the first quarter and full year 2005. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop new and enhanced products; acceptance of new and enhanced products by customers, including continued market acceptance of our Proventia line of products; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board (including without limitation the impact of expensing stock options expected to occur in the second half 2005); the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2003 Annual Report on Form 10-K and ISS’ Quarterly Report on Form 10-Q for the third quarter ended September 30, 2004. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that Non-GAAP net income, which excludes the after-tax effect of non-cash acquisition related expenses, is an additional meaningful measure of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of Non-GAAP net income provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended December 31,
	2004	2003
Revenues:
Product licenses and sales	$37,235	$30,959
Subscriptions	37,765	29,820
Professional services	5,556	6,337

	80,556	67,116
Costs and expenses:
Cost of revenues:
Product licenses and sales	5,722	3,876
Subscriptions and professional services	12,501	12,015

Total cost of revenues	18,223	15,891

Research and development	10,685	11,555
Sales and marketing	27,841	24,168
General and administrative	7,806	6,254
Amortization of intangibles & stock based compensation	1,844	1,969

	66,399	59,837

Operating income	14,157	7,279

Interest income	826	693
Other expense	(271)	(1,639)

Income before income taxes	14,712	6,333
Provision for income taxes	5,510	1,884

Net income	$9,202	$4,449

Basic net income per share of Common Stock	$0.20	$0.09

Diluted net income per share of Common Stock	$0.19	$0.09

Weighted average shares:
Basic	45,593	48,710

Diluted	47,930	50,050

Reconciliation of Non-GAAP financial information for the three months ended December 31, 2004 and December 31, 2003:

Operating income	$14,157	$7,279
Add back amortization of intangibles and stock based compensation expense	1,844	1,969

Non-GAAP operating income	16,001	9,248
Other income, net	555	(946)

Non-GAAP income before income taxes	16,556	8,302
Provision for income taxes (A)	6,200	2,989

Non-GAAP net income	$10,356	$5,313

Non-GAAP operating margin	20%	14%

Non-GAAP diluted net income per share of Common Stock	$0.22	$0.11

(A)	For the Non-GAAP net income calculation, income tax rates of 37.5% and 36.0% were used for the quarters ended December 31, 2004 and 2003, respectively. The effective income tax rate for the quarter ended December 31, 2004 for GAAP is 37.5%.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Twelve months ended December 31,
	2004	2003
Revenues:
Product licenses and sales	$126,112	$107,117
Subscriptions	140,693	112,855
Professional services	23,088	25,809

	289,893	245,781
Costs and expenses:
Cost of revenues:
Product licenses and sales	20,888	9,528
Subscriptions and professional services	48,999	48,686

Total cost of revenues	69,887	58,214

Research and development	44,476	41,843
Sales and marketing	100,966	87,452
General and administrative	27,568	22,661
Amortization of intangibles & stock based compensation	7,253	6,015

	250,150	216,185

Operating income	39,743	29,596

Interest income	2,517	2,683
Other expense	(574)	(1,311)

Income before income taxes	41,686	30,968
Provision for income taxes	15,393	11,231

Net income	$26,293	$19,737

Basic net income per share of Common Stock	$0.56	$0.40

Diluted net income per share of Common Stock	$0.54	$0.39

Weighted average shares:
Basic	46,985	49,155

Diluted	48,458	50,018

Reconciliation of Non-GAAP financial information for the year ended December 31, 2004 and December 31, 2003:

Operating income	$39,743	$29,596
Add back amortization of intangibles and stock based compensation expense	7,253	6,015

Non-GAAP operating income	46,996	35,611
Other income, net	1,943	1,372

Non-GAAP income before income taxes	48,939	36,983
Provision for income taxes (A)	18,073	13,314

Non-GAAP net income	$30,866	$23,669

Non-GAAP operating margin	16%	14%

Non-GAAP diluted net income per share of Common Stock	$0.64	$0.47

(A)	For the Non-GAAP net income calculation, income tax rates of 36.9% and 36.0% were used for the years ended December 31, 2004 and 2003, respectively. The effective income tax rate for the year ended December 31, 2004 for GAAP is 36.9%.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	December 31, 2004	December 31, 2003
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$131,304	$184,551
Marketable securities	79,745	53,630
Accounts receivable, less allowance for doubtful accounts of $3,099, and $2,755 respectively	75,353	66,588
Inventory	2,506	750
Prepaid expenses and other current assets	11,428	10,732

Total current assets	300,336	316,251

Property and equipment:
Computer equipment	52,412	45,261
Office furniture and equipment	18,091	21,311
Leasehold improvements	21,098	21,674

	91,601	88,246
Less accumulated depreciation	57,161	52,427

	34,440	35,819
Restricted marketable securities	10,300	12,760
Goodwill, less accumulated amortization of $27,381	224,065	201,303
Other intangible assets, less accumulated amortization of $20,951 and $13,499 respectively	19,763	9,728
Other assets	9,998	5,421

Total assets	$598,902	$581,282

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$6,911	$5,145
Accrued expenses	25,238	26,092
Deferred revenues	70,246	55,271

Total current liabilities	102,395	86,508

Other non-current liabilities	6,495	2,573
Deferred revenues, less current portion	8,432	5,858

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 50,754,000 and 49,841,000 shares issued in 2004 and 2003, respectively	51	50
Additional paid-in-capital	499,534	475,062
Deferred compensation	(3,197)	(92)
Accumulated other comprehensive income	11,041	7,452
Retained earnings	48,544	22,251
Less treasury stock, at cost (4,871,000 and 1,310,000 shares, respectively)	(74,393)	(18,380)

Total stockholders’ equity	481,580	486,343

Total liabilities and stockholders’ equity	$598,902	$581,282

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Twelve months ended December 31,
	2004	2003
Operating activities
Net income	$26,293	$19,737
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,252	13,114
Amortization of intangibles and stock based compensation	7,253	6,015
Accretion of discount on marketable securities	(33)	276
Minority interest	637	157
Deferred compensation expense	2,018	124
Income tax benefit from exercise of stock options	12,583	8,077
Loss on disposal of assets	94
Impairment of investment	498	2,230
Gain on issuance of subsidiary stock	(380)	(249)

Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(8,003)	(9,888)
Inventory	(1,756)	305
Prepaid expenses and other assets	(5,749)	(3,863)
Accounts payable and accrued expenses	204	7,100
Deferred revenues	15,064	5,542

Net cash provided by operating activities	64,975	48,677

Investing activities
Acquisitions, net of cash received	(33,247)	—
Purchases of marketable securities	(87,685)	(76,493)
Net proceeds from maturity of marketable securities	61,603	76,587
Release of restricted marketable securities	2,460	1,930
Purchases of property and equipment	(14,502)	(7,212)
Net proceeds from issuance of subsidiary stock	453	376

Net cash used in investing activities	(70,918)	(4,812)

Financing activities
Proceeds from exercise of stock options	5,896	1,008
Proceeds from employee stock purchase plan	1,417	1,609
Purchases of treasury stock	(56,013)	(16,346)

Net cash used in financing activities	(48,700)	(13,729)

Foreign currency impact on cash	1,396	6,098

Net increase (decrease) in cash and cash equivalents	(53,247)	36,234
Cash and cash equivalents at beginning of period	184,551	148,317

Cash and cash equivalents at end of period	$131,304	$184,551

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q1 2005 Range		Annual 2005 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$75,000,000	$79,000,000	$325,000,000	$335,000,000

Expected net income per diluted share	$0.14	$0.17	$0.69	$0.75

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.03	$0.02	$0.10	$0.10

Expected non-GAAP net income per diluted share	$0.17	$0.19	$0.79	$0.85

The GAAP net income per diluted share and non-GAAP net income per diluted share amounts do not include the impact of expensing stock options, which is scheduled to begin in the second half of 2005.